                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                  SUB-ITEM 77O

     The Trust had the following Rule 10f-3 transactions for the six months period ended December 31, 2007:

                               JOHN HANCOCK TRUST
                    FOR THE QUARTER ENDED SEPTEMBER 30, 2007

                        10F-3 REPORT - JOHN HANCOCK TRUST

                              DYNAMIC GROWTH TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  Name of Underwriter and               JP Morgan, Citigroup, and Lehman
     Underwriting Syndicate Members        Brothers

(2)  Names of Issuers                      Vmware

(3)  Title of Securities                   VMW

(4)  Date of First Offering                August 13, 2007

                              Comparable Securities

                  (1) Akamai 2) Citrix (acquired by Xensource)

(5)  Amount of Total Offering

     $957,000,000                 $234,000,000                       $37,500,000

(6)  Unit Price of Offering

     $29                               $26                                $15.00

(7)  Underwriting Spread or Commission

     Gross Spread $1.595       Gross Spread $1.820           Gross Spread $1.050

(8)  Years of Issuer's Operations          9 Years

(9)  Trade Date                            8/13/2007

(10) Portfolio Assets on Trade Date        $141,766,114.58

(11) Price Paid per Unit                   $29.00

(12) Total Price Paid by Portfolio         $319,000

(13) Total Price Paid by Portfolio (12)    $29 per unit
     plus Total Price Paid for same
     securitiesby other portfolios for
     which subadviser acts as investment
     adviser

(14) % of Portfolio Assets Applied to      0.23%
     Purchase

                        10F-3 REPORT - JOHN HANCOCK TRUST

                             GLOBAL ALLOCATION TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  Name of Underwriter and               Security Purchased From:   All Underwriting Members:
     Underwriting Syndicate Members:

     UBS Securities LLC                    JPMorgan Securities Inc    Citigroup, JP Morgan, Lehman
                                                                      Brothers, Credit Suisse
                                                                      Securities, Merrill Lynch,
                                                                      Deutsche Bank, Banc of America
                                                                      Securities, Bear Stearns, UBS
                                                                      Securities LLC, Wachovia, A.G.
                                                                      Edwards, HSBC Securities

(2)  Names of Issuers                      VMWare Inc

(3)  Title of Securities                   VMW

(4)  Date of First Offering                August 13, 2007

                                        Comparable Securities

     VMWare                                (1) Bladelogic             2) DemandTec Inc

(5)  Amount of Total Offering

     $957,000,000                          N/A                        N/A

(6)  Unit Price of Offering

     $29                                   $17                        $11

(7)  Underwriting Spread or Commission

     $0.87                                 $1.19                      $0.77

(8)  Years of Issuer's Operations          9 Years

     9                                     > 3                        > 3

(9)  Trade Date                            8/13/2007

     8/13/2007                             7/24/2007                  8/8/2007

(10) Portfolio Assets on Trade Date        $325,677,319

(11) Price Paid per Unit                   $29.00

(12) Total Price Paid by Portfolio         $957,000,000

(13) Total Price Paid by Portfolio (12)    $29 per unit
     plus Total Price Paid for same
     securities by other portfolios for
     which subadviser acts as investment
     adviser

(14) % of Portfolio Assets Applied to      0.02%
     Purchase

                       10F-3 REPORT - JOHN HANCOCK TRUST

                                  VALUE TRUST
                       PROCEDURES PURSUANT TO RULE 10F-3

(1)  Name of Underwriter and               Morgan Stanley, Goldman Sachs, Lehman
     Underwriting Syndicate Members        Brothers, JP Morgan Securities,
                                           Credit Suisse Securities, UBS
                                           Securities LLC, Thomas Weisel
                                           Partners, Piper Jaffray & Co.,
                                           Pacific Crest Securities, Stifel,
                                           Nicholaus & Company, Blaylock &
                                           Company, Jackson Securities, Muriel
                                           Siebert & Co, The Williams Capital
                                           Group

(2)  Names of Issuers

     Orbitz Worldwide        Cinemark Holdings Inc.    New Oriental & Tech Group

(3)  Title of Securities

     Common Stock                 Common Stock                      Common Stock

(4)  Date of First Offering

     7/19/2007                      4/23/2007                           2/8/2007

(5)  Amount of Total Offering

     $510,000,000                 $532,000,000                      $290,500,000

(6)  Unit Price of Offering

     $15                               $19                                $41.50

(7)  Underwriting Spread or Commission

     $0.825                           $1.05                                $1.66

(8)  Years of Issuer's Operations          3+ Years

(9)  Trade Date                            7/19/2007

(10) Portfolio Assets on Trade Date        $393,418,397

(11) Price Paid per Unit                   $15.00

(12) Total Price Paid by Portfolio         $3,627,000

(13) Total Price Paid by Portfolio (12)    $21,000,000
     plus Total Price Paid for same
     securities by other portfolios for
     which subadviser acts as investment
     adviser

(14) % of Portfolio Assets Applied to      3.613%
     Purchase

                        10F-3 REPORT - JOHN HANCOCK TRUST

                                HIGH YIELD TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND
     UNDERWRITING SYNDICATE MEMBERS

          JOINT LEAD MANAGERS-BOOKS:       Credit Suisse

                                           Deutsche Bank Securities Inc
                                           Morgan Stanley
                                           Wachovia Securities Inc

          CO MANAGERS:                     BMO Capital Markets, Piper Jaffray & Co,
                                           Wells Fargo

(2)  NAMES OF ISSUERS                      LBI Media

(3)  TITLE OF SECURITIES                   LBI MEDIA INC LBIMED8 1/2 08/17

(4)  DATE OF FIRST OFFERING                7/18/07

(5)  AMOUNT OF TOTAL OFFERING              $228,775,000

(6)  UNIT PRICE OF OFFERING                98.35

     COMPARABLE SECURITIES

     '74819RAG'   US74819RAG11   QUEBECOR MEDIA   QBRCN   7.75 3/15/2016
     '093645AD'   US093645AD19   COMMUNICAT       BLOCKC  8.25 12/15/2015
     '13874TAA'   US13874TAA07   CANWEST MEDIA    CANWES  9.25 8/1/2015

(7)  UNDERWRITING SPREAD OR COMMISSION     0

(8)  YEARS OF ISSUER'S OPERATIONS          > 5 years

(9)  TRADE DATE                            07/18/07

(10) PORTFOLIO ASSETS ON TRADE DATE        $421,934,532

(11) PRICE PAID PER UNIT                   98.35

(12) TOTAL PRICE PAID BY PORTFOLIO         $1,231,250

(13) TOTAL PRICE PAID BY PORTFOLIO (12)
     PLUS TOTAL PRICE PAID FOR SAME
     SECURITIES BY OTHER PORTFOLIOS FOR
     WHICH SUBADVISER ACTS AS INVESTMENT
     ADVISER                               $4,925,000

(14) % OF PORTFOLIO ASSETS APPLIED TO      0.292%
     PURCHASE

                        10F-3 REPORT - JOHN HANCOCK TRUST

                                HIGH YIELD TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND
     UNDERWRITING SYNDICATE MEMBERS

          JOINT LEAD MANAGERS-BOOKS:       Credit Suisse, JP Morgan Stanley

          CO MANAGERS:                     BNP Paribas, Calyon Securites USA,
                                           Comerica Securities, Jefferies & Co, Natexis
                                           Bleichroeder Inc, Societe Generale, UBS
                                           Securities LLC, Wells Fargo

(2)  NAMES OF ISSUERS                      Swift Energy

(3)  TITLE OF SECURITIES                   SWIFT ENERGY CO SFY7 1/8 06/01/17

(4)  DATE OF FIRST OFFERING                5/17/07

(5)  AMOUNT OF TOTAL OFFERING              $250MM

(6)  UNIT PRICE OF OFFERING                100

     COMPARABLE SECURITIES

     '726505AC'   US726505AC48   PLAINS EXPLORATI   PXP   7      3/15/2017
     '723787AG'   US723787AG24   PIONEER NATURAL    PXD   6.65   3/15/2017
     '29255WAH'   US29255WAH34   ENCORE ACQUISITI   EAC   7.25   12/1/2017

(7)  UNDERWRITING SPREAD OR COMMISSION     0

(8)  YEARS OF ISSUER'S OPERATIONS          > 10 years

(9)  TRADE DATE                            05/17/07

(10) PORTFOLIO ASSETS ON TRADE DATE        $401,952,561

(11) PRICE PAID PER UNIT                   100

(12) TOTAL PRICE PAID BY PORTFOLIO         $175,000

(13) TOTAL PRICE PAID BY PORTFOLIO (12)    $1,000,000
     PLUS TOTAL PRICE PAID FOR SAME
     SECURITIES BY OTHER PORTFOLIOS FOR
     WHICH SUBADVISER ACTS AS INVESTMENT
     ADVISER

(14) % OF PORTFOLIO ASSETS APPLIED TO      0.044%
     PURCHASE

                        10F-3 REPORT - JOHN HANCOCK TRUST

                                 CORE BOND TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND
     UNDERWRITING SYNDICATE MEMBERS

          MANAGERS - Merrill Lynch

          CO-MANAGER - BNY Capital Markets, Credit Suisse Securities, HSBC
          Securities, KeyBanc Capital Markets, Morgan Keegan & Company, SunTrust
          Robinson Humphrey, Wells Fargo Securities, Zions Direct

(2)  NAMES OF ISSUERS                      Merrill Lynch & Co., Inc.

(3)  TITLE OF SECURITIES                   MER 6.05 8/15/12 maturity CUSIP 59018YJ36

(4)  DATE OF FIRST OFFERING                8/08/07

(5)  AMOUNT OF TOTAL OFFERING:             $2,750,000,000.

(5)  UNIT PRICE OF OFFERING                $99.860

     COMPARABLE SECURITIES

     1) Lehman Brothers CUSIP 52517PR60
     2) Morgan Stanley  CUSIP 61746BCW4
     3) Goldman Sachs   CUSIP 38141GEV2

(7)  UNDERWRITING SPREAD OR COMMISSION

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)  YEARS OF ISSUER'S OPERATIONS          93

(9)  TRADE DATE                            8/08/07

(10) PORTFOLIO ASSETS ON TRADE DATE        $271,456,986.52

(11) PRICE PAID PER UNIT                   $99.860

(12) TOTAL PRICE PAID BY PORTFOLIO         510,000 bonds @ $99.860= $509,286.00

(13) TOTAL PRICE PAID BY PORTFOLIO (12)    31,000,000 bonds @ $99.860 = $30,956,600.00
     PLUS TOTAL PRICE PAID FOR SAME
     SECURITIES BY OTHER PORTFOLIOS FOR
     WHICH SUBADVISER ACTS AS INVESTMENT
     ADVISER

(14) % OF PORTFOLIO ASSETS APPLIED TO      0.188%
     PURCHASE

                        10F-3 REPORT - JOHN HANCOCK TRUST

                                 CORE BOND TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND
     UNDERWRITING SYNDICATE MEMBERS

          MANAGERS - JP Morgan

          CO-MANAGER - BB&T Capital Markets, Morgan Keegan, Wells Fargo
          Securities,

          JR. CO-MANAGER - Blaylock & Company, Muriel Siebert & Co.

(2)  NAMES OF ISSUERS                      JP Morgan

(3)  TITLE OF SECURITIES                   JPM 6 10/01/17 maturity CUSIP 48121CYK6

(4)  DATE OF FIRST OFFERING                9/19/2007

(5)  AMOUNT OF TOTAL OFFERING:             $3,000,000,000.

(6)  UNIT PRICE OF OFFERING                $99.887

     COMPARABLE SECURITIES

     1) Citigroup       CUSIP 172967DY4
     2) Bank of America CUSIP 06050TKN1
     3) Wachovia Bank   CUSIP 929903CH3

(7)  UNDERWRITING SPREAD OR COMMISSION

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)  YEARS OF ISSUER'S OPERATIONS          200

(9)  TRADE DATE                            9/19/2007

(10) PORTFOLIO ASSETS ON TRADE DATE        $271,456,986.52

(11) PRICE PAID PER UNIT                   $99.887

(12) TOTAL PRICE PAID BY PORTFOLIO         760,000 bonds @ $99.887= $759,141.20

(13) TOTAL PRICE PAID BY PORTFOLIO (12)
     PLUS TOTAL PRICE PAID FOR SAME
     SECURITIES BY OTHER PORTFOLIOS FOR
     WHICH SUBADVISER ACTS AS INVESTMENT
     ADVISER                               45,000,000 bonds @ $99.887 = $44,949,150.00

(14) % OF PORTFOLIO ASSETS APPLIED TO
     PURCHASE                              0.280%

                        10F-3 REPORT - JOHN HANCOCK TRUST

                                 CORE BOND TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND
     UNDERWRITING SYNDICATE MEMBERS

          MANAGERS - Lehman Brothers

          CO-MANAGER - AZN Securities, BBVA Securities, Cabrera Capital Markets,
          Citigroup, Daiwa Securities, DZ Financial, Harris Nesbitt, Mellon
          Financial, Mizuho Securities, Scotia Capital, Sovereign Securities,
          SunTrust, Utendahl Capital, Wells Fargo Securities

(2)  NAMES OF ISSUERS                      Lehman Brothers

(3)  TITLE OF SECURITIES                   LEH 7 9/27/27 maturity CUSIP 52517P5Y3

(4)  DATE OF FIRST OFFERING                9/19/07

(5)  AMOUNT OF TOTAL OFFERING :            $1,000,000,000.

(6)  UNIT PRICE OF OFFERING                $ 99.808

     COMPARABLE SECURITIES

     1) Morgan Stanley CUSIP 61746BCY0
     2) Merrill Lynch  CUSIP 59022CAB9
     3) Goldman Sachs  CUSIP 38141GES9

(7)  UNDERWRITING SPREAD OR COMMISSION

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)  YEARS OF ISSUER'S OPERATIONS          157

(9)  TRADE DATE                            9/19/07

(10) PORTFOLIO ASSETS ON TRADE DATE        $271,456,986.52

(11) PRICE PAID PER UNIT                   $99.808

(12) TOTAL PRICE PAID BY PORTFOLIO         125,000 bonds @ $99.808= $124,760.00

(13) TOTAL PRICE PAID BY PORTFOLIO (12)
     PLUS TOTAL PRICE PAID FOR SAME
     SECURITIES BY OTHER PORTFOLIOS FOR
     WHICH SUBADVISER ACTS AS INVESTMENT
     ADVISER                               7,500,000 bonds @ $99.808 = $7,485,600.00

(14) % OF PORTFOLIO ASSETS APPLIED TO
     PURCHASE                              0.046%

                               JOHN HANCOCK TRUST
                     FOR THE QUARTER ENDED DECEMBER 31, 2007

                               10F-3 TRANSACTIONS

                        10F-3 REPORT - JOHN HANCOCK TRUST

                              DYNAMIC GROWTH TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  Name of Underwriter and               Bank of America Securities LLC,
     Underwriting Syndicate Members        Goldman Sachs & Co, & Lehman Brothers

(2) Names of Issuers                       Sandridge Energy Inc

(3) Title of Securities                    $26.00

(4) Date of First Offering                 November 5, 2007

                              Comparable Securities

     (1) Chesapeake Energy Corp            (2) Denbury Resources Inc

(5)  Amount of Total Offering

     $624,000,000                 $964,500,000                      $125,000,000

(6)  Unit Price of Offering

     $26                             $32.15                               $36.15

(7)  Underwriting Spread or Commission

     Gross Spread $1.560             $0.300                               $0.360

(8)  Years of Issuer's Operations          25 Years

(9)  Trade Date                            11/05/07

(10) Portfolio Assets on Trade Date        $128,955,056.93

(11) Price Paid per Unit                   $26.00

(12) Total Price Paid by Portfolio         $174,200

(13) Total Price Paid by Portfolio (12)    $26 per unit
     plus Total Price Paid for same
     securities by other portfolios for
     which subadviser acts as investment
     adviser

(14) % of Portfolio Assets Applied to      0.135%
     Purchase

                        10F-3 REPORT - JOHN HANCOCK TRUST

                              DYNAMIC GROWTH TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  Name of Underwriter and               Citigroup Global Markets Inc &
     Underwriting Syndicate Members        Goldman Sachs Co

(2)  Names of Issuers                      Och-Ziff Capital Management

(3)  Title of Securities                   $32.00

(4)  Date of First Offering                November 13, 2007

                              Comparable Securities

     (1) Blackstone Group LP               2) Fortress Investment Group

(5)  Amount of Total Offering

     $1,188,000,000              $4,133,330,000                     $634,290,000

(6)  Unit Price of Offering

     $32                               $31                                $18.50

(7)  Underwriting Spread or Commission

     Gross Spread $1.760    $0.756 Selling Concession        $1.110 Gross Spread

(8)  Years of Issuer's Operations          13 Years

(9)  Trade Date 11/13/2007

(10) Portfolio Assets on Trade Date        $131,942,821.66

(11) Price Paid per Unit                   $32.00

(12) Total Price Paid by Portfolio         $1,510,400

(13) Total Price Paid by Portfolio (12)    $32 per unit
     plus Total Price Paid for same
     securitiesby other portfolios for
     which subadviser acts as investment
     adviser

(14) % of Portfolio Assets Applied to      1.14%
     Purchase

                        10F-3 REPORT - JOHN HANCOCK TRUST

                              DYNAMIC GROWTH TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  Name of Underwriter and               Goldman Sachs & Co and Morgan Stanley
     Underwriting Syndicate Members

(2)  Names of Issuers                      Alibaba

(3)  Title of Securities                   1688.HK

(4)  Date of First Offering                October 29, 2007

                              Comparable Securities

     (1) Mercadolibre Inc                  2) CTC Media Inc

(5)  Amount of Total Offering

     $858,901,000                 $289,390,000                     $383,000,000

(6)  Unit Price of Offering

     13.63HKD                        $18.00                               $14.00

(7)  Underwriting Spread or Commission

     .338 HKD Gross Spread           $0.810                               $0.720

(8)  Years of Issuer's Operations          9 Years

(9)  Trade Date                            10/29/07

(10) Portfolio Assets on Trade Date        $143,926,653.70

(11) Price Paid per Unit                   13.63 HK

(12) Total Price Paid by Portfolio         279,415 HKD

(13) Total Price Paid by Portfolio (12)    13.63HKD
     plus Total Price Paid for same
     securities by other portfolios for
     which subadviser acts as investment
     adviser

(14) % of Portfolio Assets Applied to      0.02%
     Purchase

                        10F-3 REPORT - JOHN HANCOCK TRUST

                          JOHN HANCOCK HIGH YIELD TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND               JOINT LEAD MANAGERS-BOOKS - Banc of
     UNDERWRITING SYNDICATE MEMBERS        America Securities LLC, Goldman,
                                           Sachs, & Co., Morgan Stanley & Co.

                                           CO MANAGERS - NatCity Investments,
                                           Inc, Wells Fargo

(2)  NAMES OF ISSUERS                      Steel Dynamics

(3)  TITLE OF SECURITIES                   Steel Dynamics STLD 7.375

(4)  DATE OF FIRST OFFERING                10/4/07

(5)  AMOUNT OF TOTAL OFFERING              $700,000,000

(6)  UNIT PRICE OF OFFERING                100

                              COMPARABLE SECURITIES

     ALLEGHENY TECH ATI               8.375                           12/15/2011

     AK STEEL CORP AKS                7.75                             6/15/2012

     VALMONT INDUS VMI                6.875                             5/1/2014

(7)  UNDERWRITING SPREAD OR COMMISSION     0

(8)  YEARS OF ISSUER'S OPERATIONS          > 10 years

(9)  TRADE DATE                            10/04/2007

(10) PORTFOLIO ASSETS ON TRADE DATE        $410,909,424

(11) PRICE PAID PER UNIT                   $100

(12) TOTAL PRICE PAID BY PORTFOLIO         $530,000

(13) TOTAL PRICE PAID BY PORTFOLIO (12)    $1,500,000
     PLUS TOTAL PRICE PAID FOR SAME
     SECURITIES BY OTHER PORTFOLIOS FOR
     WHICH SUBADVISER ACTS AS INVESTMENT
     ADVISER

(14) % OF PORTFOLIO ASSETS APPLIED TO      0.129%
     PURCHASE

                        10F-3 REPORT - JOHN HANCOCK TRUST

                          JOHN HANCOCK HIGH YIELD TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND               JOINT LEAD MANAGERS-BOOKS - Citi,
     UNDERWRITING SYNDICATE MEMBERS        Lehman Brothers, Merrill Lynch

(2)  NAMES OF ISSUERS                      Allison Transmission 11.0

(3)  TITLE OF SECURITIES                   Allison Transmission 11.0 ALTRAN

(4)  DATE OF FIRST OFFERING                10/11/07

(5)  AMOUNT OF TOTAL OFFERING              $550,000,000

(6)  UNIT PRICE OF OFFERING                $100

                              COMPARABLE SECURITIES

                                                      ML           ML
                           PAR WTD    MATURITY     INDUSTRY     INDUSTRY     YLD TO
DESCRIPTION       TICKER    COUPON      DATE        LVL 1         LVL 4       WORST

COOPER STANDARD   COOPER    8.375    12/15/2014   Corporate   Auto Parts &   12.071
                                                              Equipment
ACCURIDE CORP     ACW         8.5    2/1/2015     Corporate   Auto Parts &   12.711
                                                              Equipment
STANADYNE HLDGS   STANAD       12    2/15/2015    Corporate   Auto Parts &   12.849
                                                              Equipment

(7)  UNDERWRITING SPREAD OR COMMISSION     0

(8)  YEARS OF ISSUER'S OPERATIONS          > 75 years

(9)  TRADE DATE                            10/11/07

(10) PORTFOLIO ASSETS ON TRADE DATE        $408,932,830

(11) PRICE PAID PER UNIT                   $100

(12) TOTAL PRICE PAID BY PORTFOLIO         $240,000

(13) TOTAL PRICE PAID BY PORTFOLIO (12)    $1,000,000
     PLUS TOTAL PRICE PAID FOR SAME
     SECURITIES BY OTHER PORTFOLIOS FOR
     WHICH SUBADVISER ACTS AS INVESTMENT
     ADVISER

(14) % OF PORTFOLIO ASSETS APPLIED TO      0.059%
     PURCHASE

                        10F-3 REPORT - JOHN HANCOCK TRUST

                          JOHN HANCOCK HIGH YIELD TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND               JOINT LEAD MANAGERS-BOOKS - Citi,
     UNDERWRITING SYNDICATE MEMBERS        Lehman Brothers, Merrill Lynch

(2)  NAMES OF ISSUERS                      Allison Transmission 11.25

(3)  TITLE OF SECURITIES                   Allison Transmission 11.25 ALTRAN

(4)  DATE OF FIRST OFFERING                10/17/07

(5)  AMOUNT OF TOTAL OFFERING              $550,000,000

(6)  UNIT PRICE OF OFFERING                $98.875

                              Comparable Securities

                                                      ML           ML
                           PAR WTD    MATURITY     INDUSTRY     INDUSTRY     YLD TO
DESCRIPTION       TICKER    COUPON      DATE        LVL 1         LVL 4       WORST

COOPER STANDARD   COOPER    8.375    12/15/2014   Corporate   Auto Parts &   12.071
                                                              Equipment
ACCURIDE CORP     ACW         8.5    2/1/2015     Corporate   Auto Parts &   12.711
                                                              Equipment
STANADYNE HLDGS   STANAD       12    2/15/2015    Corporate   Auto Parts &   12.849
                                                              Equipment

(7)  UNDERWRITING SPREAD OR COMMISSION     0

(8)  YEARS OF ISSUER'S OPERATIONS          > 75 years

(9)  TRADE DATE                            10/17/07

(10) PORTFOLIO ASSETS ON TRADE DATE        $410,576,608

(11) PRICE PAID PER UNIT                   $98.875

(12) TOTAL PRICE PAID BY PORTFOLIO         $1,046,750

(13) TOTAL PRICE PAID BY PORTFOLIO (12)    $3,950,000
     PLUS TOTAL PRICE PAID FOR SAME
     SECURITIES BY OTHER PORTFOLIOS FOR
     WHICH SUBADVISER ACTS AS INVESTMENT
     ADVISER

(14) % OF PORTFOLIO ASSETS APPLIED TO      0.255%
     PURCHASE

                        10F-3 REPORT - JOHN HANCOCK TRUST

                          JOHN HANCOCK HIGH YIELD TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND               JOINT LEAD MANAGERS-BOOKS - Deutsche
     UNDERWRITING SYNDICATE MEMBERS        Bank, JP Morgan, Wachovia Securities

                                           CO MANAGERS - BMO Capital Markets

(2)  NAMES OF ISSUERS                      Hilcorp Energy

(3)  TITLE OF SECURITIES                   Hilcorp Energy 7.75 HILCRP

(4)  DATE OF FIRST OFFERING                10/19/07

(5)  AMOUNT OF TOTAL OFFERING              $600,000,000

(6)  UNIT PRICE OF OFFERING                $98.01

                              Comparable Securities

                            PAR WTD    MATURITY                             YLD TO
DESCRIPTION        TICKER    COUPON      DATE        ML INDUSTRY LVL 4       WORST

CHAPARRAL ENERGY   CHAPAR      8.5    12/1/2015    Energy - Exploration &   10.978
                                                   Production
DENBURY RESOURCE   DNR         7.5    12/15/2015   Energy - Exploration &   7.498
                                                   Production
CHESAPEAKE ENRGY   CHK       6.875    1/15/2016    Energy - Exploration &    7.454
                                                   Production

(7)  UNDERWRITING SPREAD OR COMMISSION     0

(8)  YEARS OF ISSUER'S OPERATIONS          > 10 years

(9)  TRADE DATE                            10/19/07

(10) PORTFOLIO ASSETS ON TRADE DATE        $410,876,608

(11) PRICE PAID PER UNIT                   $98.01

(12) TOTAL PRICE PAID BY PORTFOLIO         $548,856

(13) TOTAL PRICE PAID BY PORTFOLIO (12)    $1,960,200
     PLUS TOTAL PRICE PAID FOR SAME
     SECURITIES BY OTHER PORTFOLIOS FOR
     WHICH SUBADVISER ACTS AS INVESTMENT
     ADVISER

(14) % OF PORTFOLIO ASSETS APPLIED TO      0.134%
     PURCHASE

                        10F-3 REPORT - JOHN HANCOCK TRUST

                          JOHN HANCOCK HIGH YIELD TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND               JOINT LEAD MANAGERS-BOOKS - Merrill
     UNDERWRITING SYNDICATE MEMBERS        Lynch, Morgan Stanley

                                           CO MANAGERS - Merrill Lynch,RBS
                                           Greenwich Capital, Morgan Stanley,
                                           Wells Fargo Securities

(2)  NAMES OF ISSUERS                      Mashantucket Pequot

(3)  TITLE OF SECURITIES                   Mashantucket Pequot 8.5 MASHTU

(4)  DATE OF FIRST OFFERING                11/8/07

(5)  AMOUNT OF TOTAL OFFERING              $500,000,000

(6)  UNIT PRICE OF OFFERING                $100

                              Comparable Securities

                            PAR WTD    MATURITY                           YLD TO
DESCRIPTION        TICKER    COUPON      DATE      ML INDUSTRY LVL 4       WORST

MGM MIRAGE         MGM       6.625    7/15/2015    Gaming                  8.138
DOWNSTREAM DEVEL   QUAPAW       12    10/15/2015   Gaming                  13.13
TUNICA-BILOXI      PAGON         9    11/15/2015   Gaming                  8.672

(7)  UNDERWRITING SPREAD OR COMMISSION     0

(8)  YEARS OF ISSUER'S OPERATIONS          > 10 years

(9)  TRADE DATE                            11/8/2007

(10) PORTFOLIO ASSETS ON TRADE DATE        $426,256,741

(11) PRICE PAID PER UNIT                   $100

(12) TOTAL PRICE PAID BY PORTFOLIO         $1,130,000

(13) TOTAL PRICE PAID BY PORTFOLIO (12)    $3,000,000
     PLUS TOTAL PRICE PAID FOR SAME
     SECURITIES BY OTHER PORTFOLIOS FOR
     WHICH SUBADVISER ACTS AS INVESTMENT
     ADVISER

(14) % OF PORTFOLIO ASSETS APPLIED TO      0.377%
     PURCHASE

                        10F-3 REPORT - JOHN HANCOCK TRUST

                          JOHN HANCOCK HIGH YIELD TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND               JOINT LEAD MANAGERS-BOOKS - Lehman
     UNDERWRITING SYNDICATE MEMBERS        Brothers, Bank of America Securities,
                                           Morgan Stanley

                                           CO MANAGERS - Capital One Southcoast,
                                           Wells Fargo, Fortis Securities LLC,
                                           Natxis Bleichroeder Inc

(2)  NAMES OF ISSUERS                      Key Energy

(3)  TITLE OF SECURITIES                   Key Energy KEG 8.375

(4)  DATE OF FIRST OFFERING                11/14/07

(5)  AMOUNT OF TOTAL OFFERING              $425,000,000

(6)  UNIT PRICE OF OFFERING                $100

                              Comparable Securities

                            PAR WTD    MATURITY                             YLD TO
DESCRIPTION        TICKER    COUPON      DATE        ML INDUSTRY LVL 4       WORST

SESI LLC           SPN       6.875    6/1/2014     Oil Field Equipment &     7.665
                                                   Services
DRESSERRAND        DRRAND    7.375    11/1/2014    Oil Field Equipment &     7.752
                                                   Services
CHC                FLI       7.375    5/1/2014     Oil Field Equipment &     8.606
HELICOPTER                                         Services

(7)  UNDERWRITING SPREAD OR COMMISSION     0

(8)  YEARS OF ISSUER'S OPERATIONS          > 10 years

(9)  TRADE DATE                            11/14/2007

(10) PORTFOLIO ASSETS ON TRADE DATE        $430,306,741

(11) PRICE PAID PER UNIT                   $100

(12) TOTAL PRICE PAID BY PORTFOLIO         $2,325,000

(13) TOTAL PRICE PAID BY PORTFOLIO (12)    $7,000,000
     PLUS TOTAL PRICE PAID FOR SAME
     SECURITIES BY OTHER PORTFOLIOS FOR
     WHICH SUBADVISER ACTS AS INVESTMENT
     ADVISER

(14) % OF PORTFOLIO ASSETS APPLIED TO      0.540%
     PURCHASE

                        10F-3 REPORT - JOHN HANCOCK TRUST

                          JOHN HANCOCK HIGH YIELD TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND               JOINT LEAD MANAGERS-BOOKS
     UNDERWRITING SYNDICATE MEMBERS        Deutsche Bank
                                           Lehman Brothers

(2)  NAMES OF ISSUERS                      Hilcorp Energy

(3)  TITLE OF SECURITIES                   Hilcorp Energy 9 HILCRP

(4)  DATE OF FIRST OFFERING                11/2/07

(5)  AMOUNT OF TOTAL OFFERING              $200,000,000

(6)  UNIT PRICE OF OFFERING                $104

                              Comparable Securities

                            PAR WTD    MATURITY                             YLD TO
DESCRIPTION        TICKER    COUPON      DATE        ML INDUSTRY LVL 4       WORST

RANGE RESOURCES    RRC         7.5    5/15/2016    Energy - Exploration &    7.401
                                                   Production
PIONEER NATURAL    PXD       5.875    7/15/2016    Energy - Exploration &    7.112
                                                   Production
BERRY PETROL CO    BRY        8.25    11/1/2016    Energy - Exploration &    8.329
                                                   Production

(7)  UNDERWRITING SPREAD OR COMMISSION     0

(8)  YEARS OF ISSUER'S OPERATIONS          > 10 years

(9)  TRADE DATE                            11/2/2007

(10) PORTFOLIO ASSETS ON TRADE DATE        $420,204,729

(11) PRICE PAID PER UNIT                   $104

(12) TOTAL PRICE PAID BY PORTFOLIO         $577,200

(13) TOTAL PRICE PAID BY PORTFOLIO (12)    $1,773,200
     PLUS TOTAL PRICE PAID FOR SAME
     SECURITIES BY OTHER PORTFOLIOS FOR
     WHICH SUBADVISER ACTS AS INVESTMENT
     ADVISER

(14) % OF PORTFOLIO ASSETS APPLIED TO      0.13%
     PURCHASE